IRA
Ideal!






Defined Assets Funds[SM]





PREMIER
WORLD
PORTFOLIO


SERIES 2








INROADS TO
INTERNATIONAL
INVESTING


[ML logo] Merril Lynch







                          PREMIER WORLD PORTFOLIO

      "Blue Chip" Investing in International Stocks

      A decade ago, the majority of the world's stock market capitalization could be found among U.S. based companies. And there was a time when investors looked to the U.S. markets for their "blue chip" equity needs. But now, as we approach the 21st century, we are part of a global economy with international investment opportunities.

      What has spurred this international growth? Demographics are changing worldwide. Industrialization of many third-world countries is leading to a growing middle class, creating a rising demand for consumer goods and the need to develop infrastructure for communications and transportation.
Privatization is becoming far more common in countries that once relied on state-owned industries. Through this expansion, 60% of the world's stock market capitalization can now be found in companies outside of the U.S.

A Defined, Diversified Portfolio

Like every Defined Asset Fund, the Premier World Portfolio lets you know exactly what stocks you'll own up front and the Portfolio will remain relatively fixed over its two year life. The Portfolio is well diversified both by country and industry sector.

[GRAPH]

Diversification by Industry Sector

      Financial Services/Insurance/Banking        24%
      Integrated Oil                              13%
      Pharmaceuticals                             13%
      Telecommunications                          12%
      Automotive                                  10%
      Food/Beverage                                8%
      Consumer Products                            5%
      Transportation                               5%
      Retail                                       4%
      Building Materials                           3%
      Chemicals                                    2%
      Diversified Operations                       1%


      Country/Company                              Description                                     Reasons
FRANCE                                                                             Currency: French Franc 23% of Portfolio

Axa                         The largest European insurance group and           The company may benefit from the global
                            second largest insurance company in the world.     consolidation of the insurance industry and
                            Acquired a 91% stake in Compagnie UAP,             favorable demographics associated with its life
                            France's largest insurance company in 1997.  In    insurance, savings and asset management products.
                            addition to its core insurance and reinsurance     Earnings growth is projected to be above average in
                            businesses, the company also engages in            relation to peers.
                            securities trading, real estate and other
                            financial services activities.

Carrefour SA                A global operator of hypermarkets with over 100    Expansion plans call for another 34 hypermarkets
                            stores in France and 200 stores throughout         to open this year, expanding its system into
                            Europe, Latin America and Asia.  These large       Singapore and Poland.
                            retail stores sell food, clothing, appliances,
                            household products, auto parts and hardware
                            under one roof.

Compagnie de Saint Gobain   A world leader in engineered materials with        Stronger earnings may result from a more
                            operations in 42 countries.  The company has       profitable and stable business mix as well as
                            restructured its portfolio to focus on market      acquisitions and expansion into emerging markets.
                            leadership in its core businesses including
                            industrial ceramics, flat glass and insulation.

Elf Aquitaine SA            France's largest company conducts oil and gas      Management improved past earnings through cost
                            exploration in 29 countries while producing in 15  cutting while future efforts will concentrate on oil
                            countries.  Other activities include pipeline      and gas exploration.  Major offshore holdings it
                            interests, chemicals, pharmaceuticals and beauty   Western Africa have the potential to double its
                            products.                                          current reserves over the next few years.

Pinault-Printemps-Redoute   This diversified global retailer operates          The rapid growth in sales and operating profits has
SA                          supermarkets, department and home                  been the result of both internal growth and
                            appliance/furniture stores as well as the largest  acquisitions and expansion into new markets.
                            French mail-order business.                        Strong earnings growth is expected to continue.

LaFarge SA                  One of the world's foremost producers of           With a recovery in construction activity beginning
                            building materials with operations in 45           in Europe, Lafarge has posted strong gains in sales
                            countries.  Leading products include cement,       and profits which is projected to continue.
                            concrete and aggregates, gypsum and specialty
                            products.

L'Oreal                     L'Oreal is a world leader in cosmetics.  Its       L'Oreal has a very strong financial condition and
                            growth has been driven by expansion into Asia,     good sales and earnings growth.  Volume growth is
                            Latin America and Eastern Europe, stronger         projected to outpace industry.
                            markets in the U.S. and in Western Europe, as
                            well as new product development.

Total SA                    Integrated oil and gas company with operations     This production profile is one of the best of the
                            in more than 100 countries.  The company           major oil companies and can offset sharply lower
                            conducts exploration and production activities     oil prices and lead to rising earnings growth.
                            in 25 countries.

SWITZERLAND                                                                        Currency: Swiss Franc 17% of Portfolio

Nestle SA                   Nestle is the world's largest food company and a   The company has built a very large portfolio of
                            world leader in coffee and mineral water.  Its     truly global brands and its rapid rate of new
                            major operating groups include prepared foods,     product launches may result in strong future
                            beverages, milk and dietetic, pharmaceuticals      earnings growth.
                            and the chocolate/confectionery businesses.

Novartis                    Created by the 1996 merger of Sandoz and Ciba-     Sixteen new drugs are expected to be launched by
                            Geigy, Novartis is the third largest               the year 2001.
                            pharmaceutical company in the world.  They
                            spend over $2 billion annually on research.

UBS AG                      Formed by the merger of the Union Bank of          Earnings should benefit from the substantial cost
                            Switzerland and Swiss Bank Corp. completed in      savings expected as part of the consolidation
                            June 1998.  One of the largest institutional asset process.
                            managers in the world with over $1 trillion in
                            assets under management as well as a global
                            leader in private and investment banking.

Zurich Allied AG            A July '98 merger with Zurich Insurance and the    Zurich is a global leader in commercial insurance
                            financial service business of B.A.T. Industries    and one of the world's largest asset management
                            formed Zurich Financial Services Group.            firms.  Above average earnings growth is projected
                            Former Zurich Insurance shareholders own 57%       with consolidation providing the potential for
                            of the combined business through Zurich Allied.    further earnings enhancement.

UNITED KINGDOM                                                                     Currency: British Pound 15% of Portfolio

Barclays PLC                Barclays offers a full range of services in the    We believe there will be a strong performance in
                            U.K. through approximately 2,000 branches.         the personal banking business unit and a share
                            Also maintains retail-banking and                  repurchase program may bolster earnings per share
                            corporate/wholesale banking in over 70             growth.
                            countries.

British Airways PLC         One of the world's largest airlines operating in   Earnings growth could continue over the next
                            82 countries.  Its global reach is expanding due   several years due to reorganization cost savings,
                            to alliances with other airlines such as American. labor productivity out of a 1997 strike and further outsourcing.

British Petroleum Company   One of the world's largest integrated oil          Future earnings growth may come from the
    PLC                     companies markets products in over 50 countries.   combination of increased upstream production and
                            Also one of the five largest companies in Europe.  more-efficient downstream operations through its partnership with Mobil in Europe.

Cable & Wireless PLC        One of the world's leading international           Earnings could grow significantly due to the
                            telecommunications companies, with operations      purchase of MCI's Internet operations and
                            in over 50 countries on five continents.  The bulk increasing global presence.
                            of revenues and income are generated in the U.K.
                            and Hong Kong through HK Telecom.

Peninsular and Oriental     One of the world's leading ship owners.  Its fleet Deconglomeration and reorganization should lead
   Steam Navigation Company includes Princess and P&O Cruises, ferries,        to both improved financial performance and
                            container ships, bulk carriers and related port    earnings growth.
                            and travel management businesses.

SmithKline Beecham PLC      SmithKline Beecham PLC is the tenth largest        SmithKline has 36 drugs in the pipeline.
                            pharmaceutical company in the world. $1.4
                            billion is spent annually on research.

Zeneca Group PLC            A leading pharmaceutical manufacturer, Zeneca      The pipeline includes 87 development projects
                            is the world's second largest producer of cancer   including 26 new chemical entities.  Strong
                            drugs and is also strong in the area of            earnings growth is expected over the next several
                            cardiovascular treatments.                         years.

GERMANY                                                                            Currency: Deutch Mark 14% of Portfolio

Bayerische Motoren Werke    A world leader in the luxury car market, BMW       Future growth should be driven by its strong
    (BMW) AG                also produces motorcycles, aircraft engines and    market position, increased sales of recently
                            owns the Rover Group, manufacturer of cars and     introduced models and the continued development
                            utility vehicles.                                  of innovative new car and motorcycle models.

Deutsche Bank AG            The largest bank in Germany and one of the three   A recent reorganization including a large
                            largest banking groups in the world.  Offers a     restructuring charge and plans to significantly
                            full range of commercial and investment banking    reduce personnel could bolster future earnings.  It
                            services through over 2,400 offices in 50          may also benefit from the global consolidation of
                            countries.                                         the financial services sector.

Dresdner Bank AG            The second largest bank in Germany, fourth         Well-capitalized with very good asset quality.  If
                            largest in Europe and the 11th largest in the      strong increases in operating profits continue, they
                            world with over 1,500 offices in 70 countries.     will result in above average growth of earnings per
                            Dresdner is a universal bank and is also a         share.
                            leading mortgage bank in Germany.

Henkel KGaA                 Henkel is one of Germany's most internationally    With several new acquisitions, the company is
                            active corporations with over 330 companies        projected to generate significant annual earnings
                            operating in 60 countries.  Businesses include     growth over the next two years.
                            chemical products, adhesives, cosmetics and
                            toiletries, detergent, household cleaners and
                            others.

Siemens AG                  Manufacturers a wide range of industrial and       Over the next two years, Siemens could see even
                            consumer products worldwide including              higher earnings growth resulting from restructuring
                            locomotives, traffic control systems and           steps taken in 1998 to realign its businesses.
                            automotive electronics.

Volkswagen AG               One of the world's leading car and light truck     A number of new ventures and acquisitions well
                            manufacturers with a growing world market          position the company for further growth.
                            share currently at 10%.

NETHERLANDS                                                                        Currency: Dutch Gilder 12% of Portfolio

ABN AMRO Holding, N.V.      The largest bank in the Netherlands, one of the    ABN is well-capitalized with a good quality,
                            ten largest banks in Europe and among the Top-     geographically-diversified loan portfolio.  May also
                            20 in the world.  This universal bank has over     benefit from consolidation in the global banking
                            1,000 domestic braches and over 700 offices in     industry.
                            69 countries including a major presence in the
                            U.S.

Aegon N.V.                  The second largest Dutch insurance company and     The company has strong capital and conservative
                            one of the ten largest stockholder-owned           operating leverage, good asset quality and a history
                            insurance companies in the world.  Significant     of relatively strong and consistent profits.
                            operations in the U.S. due to its 1997
                            acquisition of the Providian Corp.

Royal Dutch Petroleum       As the world's largest publicly owned integrated   Increased global demand for oil and natural gas,
   Company                  oil company, the Group also has a significant      recent OPEC production reductions, rising
                            presence in petrochemicals, coal and metals.       company production, dominance in deepwater Gulf
                                                                               of Mexico exploration, and massive cash reserves,
                                                                               should propel its profitability.

Unilever N.V.               One of the world's largest producers of branded    The company is restructuring to refocus on its core
                            and packaged consumer products, Unilever           consumer product business lines and is projected to
                            operates in more than 90 countries.  Its diverse   see very strong annual earnings growth.
                            products include foods and beverages, personal
                            and household products.

JAPAN                                                                              Currency: Japanese Yen 6% of Portfolio

Honda Motor Company, Ltd.   Honda is one of the world's major builders of      The company's strong market position reflects its
                            passenger cars and the world's largest maker of    leadership in product engineering, and cost control
                            motorcycles.                                       as well as the popularity of core models.

Takeda Chemical Industries  Takeda is one of Japan's larger pharmaceutical     It has an attractive joint venture with Abbott
                            manufacturers.                                     Laboratories called TAP.  Nine new drugs are
                                                                               expected to be launched by 2002.

CANADA                                                                             Currency: Canadian Dollar 5% of Portfolio

Canadian Pacific Limited(*) One of Canada's largest companies which owns       A major restructuring including selling its more
                            North America's sixth largest railroad.  It also   cyclical business and concentrating on
                            owns steamships and container services, explores   transportation, natural resources and hotels have
                            and produces oil and natural gas, mines coal and   enhanced earnings and dividend growth.
                            operates Canada's largest hotel chain.

Northern Telecom Limited(*) Northern Telecom is a leading global               Its product and market diversification is projected
                            telecommunications equipment supplier to           to provide compound annual growth of 20% over
                            wireline and wireless telecommunications           the long term.
                            companies, cable television operators, businesses
                            and government agencies.

FINLAND                                                                            Currency: U.S. Dollar 3% of Portfolio

Nokia Oyj(*)                An international telecommunications company        We anticipate very strong earnings growth over the
                            and the world's second largest manufacturer of     next several years, as cellular systems through the
                            wireless phones with sales in 120 countries.       world expand or build out their infrastructure.

ITALY                                                                              Currency: U.S. Dollar 3% of Portfolio

Telecom Italia SpA(*)       Provides a wide range of telecommunications        Its wireless operations will continue to see
                            services in Italy and abroad.  It has formed joint explosive growth.  We anticipate Telecom Italia
                            ventures with Siemens and IBM.                     should sustain outstanding earnings growth over
                                                                               the next few years.

BELGIUM                                                                            Currency: Belgian Franc 1% of Portfolio

Delhaize "LeLion" SA        A leading Belgian food retailer operating          The company's store system has been growing
                            supermarket chains around the world as well as     rapidly through acquisitions as well as new store
                            drugstores, discount stores and health & beauty    development.  Strong earnings growth is expected
                            shops.                                             to continue.

AUSTRALIA                                                                          Currency: U.S. Dollar 1% of Portfolio

National Australia Bank     The largest bank in Australia and the 61st largest A diverse earnings stream and exceptional
    Limited(*)              in the world.  It is also involved in commercial   operating efficiency has permitted the company to
                            banking in the U.S., the U.K., Ireland and New     historically post an above average return on equity.
                            Zealand.                                           A recently announced global restructuring charge
                                                                               in conjunction with a plan to reduce personnel by
                                                                               9% may enhance future earnings potential.
---------------
    (*)  American Depositary Receipts (ADR) in U.S. Dollars.


LOGO


Your Inroad to International Investing

For investors, there are a number of ways to tap into the growth of a global economy. The opportunities are out there, but there are also challenges that face most international investors. For example, it can be important to research the issues that move international markets -- like the impact of economic trends, political developments and currency fluctuations. And to reduce risk, effective diversification among countries and industries is critical.

To meet these needs, Defined Asset Funds[SM] created the Premier World Portfolio. With a minimum investment of about $250, you can own 37 leading international "blue chip" companies from 11 different countries outside the U.S.

Quality Companies

"International blue chips" are the stocks of very large and well known high grade companies outside the U.S. with a good record of earnings and dividend payments. Defined Asset Funds' experienced research team explored the world's markets to find these large, established companies who are leaders in their industries. Companies that offer attractive growth potential, credit quality and at least 10 years of continuous dividend payments. Each of the stocks selected for the Portfolio trades on a major foreign exchange and has a market capitalization of over $4 billion in U.S. dollars.

Dedicated Research

At Defined Asset Funds, our philosophy is to buy quality stocks and hold them in a fixed Portfolio for a stated period of time. With the Premier World Portfolio the period is two years. Our team of research analysts and buyers will closely monitor the stocks in the Portfolio. While it is our objective to retain this Portfolio over the term of the trust, we can sell a stock under certain adverse circumstances.

Defining Your Risks

The following are important facts to keep in mind when considering this investment:

o The Portfolio is designed for investors willing and able to assume the risks generally associated with international equity investing, including higher price volatility and fluctuating currency rates. It may not be appropriate for investors seeking capital preservation or high current income.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The value of your investment will fluctuate with the prices of the underlying stocks and currency exchange rates.

o There can be no guarantee that the currency exchange rates of any of the stocks in the Portfolio will appreciate (or not depreciate) in price during any particular time period, or over the two year life of the Portfolio.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the primary offering period, the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these sales charges and expenses.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20%.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two year life ($35.00 total).


                                                          Estimated
                                                            Amount
                                                       Per 1,000 Units
---------------------------------------------------------------------------
Initial Sales Charge
(1% per $1,000 of Initial Price)                            $10.00

Deferred Sales Charge                                       $35.00
($17.50 per year x 2 years)                           =================


Maximum Sales Charge                                        $45.00

Estimated Annual Expenses
(as a % of net assets)                    0.547%             $5.42
---------------------------------------------------------------------------


If you sell your investments before the final deferred sales charge installment in either the first or second year, he remaining deferred sales charges for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge of 1% will be waived. You will only pay the deferred charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

             Amount                   Total Sales charge as a % of
            Purchased                    Public Offering Price
--------------------------------------------------------------------
Less than $50,000                                4.50%

$50,000 to $99,999                               4.25%

$100,000 to $249,999                             3.75%

$250,000 to $999,999                             3.50%

$1,000,000 or more                               2.75%


Don't Delay

Contact your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special risks of international investing including currency risk on the Equity Investor Fund-Premier World Portfolio 2. Please read the prospectus carefully before you invest or send money.

Defined Asset Funds[SM]

Buy With Knowledge o Hold With Confidence


Equity Investor Funds

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Real Estate Income Fund 2
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Select Series

Select Ten Portfolio
   (DJIA)
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Select S&P Industry
    Turnaround Portfolio
United Kingdom Portfolio
    (Financial Times Index)

Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities
   Income Fund
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   Trusts

[Recycling logo] Printed on Recycled Paper                        11596BR-8/98

[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC.